EXHIBIT 99.1

                                 CERTIFICATION PURSUANT TO
                                   18 U.S.C. SECTION 1350,
                                   AS ADOPTED PURSUANT TO
                       SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Cavalcade of Sports Media, Inc. (the "Company") on Form 10-KSB for the year ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Edward Litwak, President and Acting Chief Financial Officer , certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                       /s/ Edward  Litwak
                                       Edward  Litwak
                                       President and Acting
                                       Chief Financial Officer
May 7, 2003